EXHIBIT 10.2
                                                                    ------------

                 FOURTH MODIFICATION AND REAFFIRMATION AGREEMENT


            THIS AGREEMENT, dated as of October 30, 2006, by and between BIRMINGHAM UTILITIES, INC. (the "Borrower"), a Connecticut corporation, having its chief executive office at 230 Beaver Street, Ansonia, Connecticut, BIRMINGHAM H2O SERVICES, INC. ("Birmingham H2O") and EASTERN CONNECTICUT REGIONAL WATER COMPANY, INC. ("Eastern" and collectively with Birmingham H2O, the "Guarantor") each a Connecticut corporation having its chief executive office at 230 Beaver Street, Ansonia, Connecticut and CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank with a place of business at 209 Church Street, New Haven, Connecticut (the "Bank").

                                   WITNESSETH:

            WHEREAS, the Borrower executed a Commercial Revolving Promissory Note dated December 30, 2003 in the original principal amount of $7,000,000.00 (the "Note"), pursuant to a Commercial Loan Agreement dated November 20, 2002, as modified by a First Modification and Reaffirmation Agreement dated December 30, 2003, a Second Modification and Reaffirmation Agreement dated as of April 28, 2005, certain letter agreements dated as of April 21, 2006 and July 26, 2006 and a Third Modification and Reaffirmation Agreement dated as of August 28, 2006 (collectively the "Loan Agreement") in connection with a $7,000,000.00 revolving loan facility (the "Revolving Loan"); and

            WHEREAS, the Revolving Loan is unconditionally guaranteed by Birmingham H2O pursuant to its Guaranty dated December 30, 2003 (the "Biningham H2O Guaranty") and by Eastern pursuant to its Guaranty dated as of April 28, 2005 (the "Eastern Guaranty" and collectively with the Birmingham H2O Guaranty, the "Guaranty"); and

            WHEREAS, in connection with the Revolving Loan, Borrower and/or Guarantor executed and delivered various other documents, instruments and/or indemnities to Bank, each as modified (hereinafter collectively, including without limitation the Note, the Loan Agreement and the Guaranty, the "Loan Documents"); and

            WHEREAS, the Borrower has requested and the Bank has agreed to modify certain terms of the Revolving Loan, extend the maturity date of the Revolving Loan, and increase the Revolving Loan to the maximum principal sum of Nine Million and 00/100 Dollars ($9,000,000.00) (as so increased, the "Increased Revolving Loan"); and

            WHEREAS, the Bank has agreed to make the Increased Revolving Loan and to modify the Loan Documents in certain respects, on the condition that (a) the Borrower execute and deliver a Commercial Revolving Promissory Note in the amount of $9,000,000.00 (the "Increased Note") to evidence the Increased Revolving Loan, and (b) that the Borrower modify and reaffirm the Loan Agreement, and (c) the Guarantor unconditionally, jointly and severally guaranty of the payment and performance of Borrower under the Increased Note, and (d) on the other conditions set forth below; and

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            WHEREAS, the Guarantor acknowledges and agrees that it will receive direct and indirect benefit from the modification and extension of the Revolving Loan;

            NOW, THEREFORE, in consideration of the Increased Revolving Loan and mutual promises and covenants contained herein, the parties hereto agree as follows:

I.          REAFFIRMATION OF NOTE BALANCE

            As of the date hereof; there is $6,655,000.00 of outstanding principal balance due Bank under the Note.

II.         MODIFICATION OF LOAN AGREEMENT

The Loan Agreement is amended in the following respects:

III.        A. PARAGRAPH 1.1, AMOUNT, IS AMENDED TO READ AS FOLLOWS:

                        "1.1 -- Amount. Upon the terms and conditions set forth
            in this Agreement, the Bank agrees to lend to Borrower, from time to time, up to the sum of NINE MILLION AND 00/100 DOLLARS ($9,000,000.00) (the "Revolving Loan Amount"). The Revolving Loan Amount shall consist of the following:

                        A. Direct advances for capital expenditures and for
            working capital equal to the sum of $9,000,000.00 less the face amount of any outstanding Letters of Credit (as hereinafter defined) (the "Working Capital Advances"), subject to the terms of subparagraphs C and D, below; and

                        B. One or more Commercial Stand-By Letters of Credit for
            the benefit of such persons as Borrower shall designate (each a "Letter of Credit") up to the aggregate outstanding face amount of Three Hundred Thousand and 00/100 ($300,000.00).

                        C. Notwithstanding the foregoing subparagraph A, in no
            event shall Working Capital Advances (reduced as aforesaid by the face amount of Letters of Credit) exceed $8,000,000.00 until such time as Borrower's earnings before interest, taxes, depreciation and amortization ("EBITDA") as shown on Borrower's financial statement, on a rolling four-quarters basis, equals or exceeds $2,900,000.00. EBITDA for purposes of the provisions of this subparagraph C shall be measured from time to time on a rolling fourquarters basis, looking back at the immediately preceding four fiscal quarters as provided in Paragraph 5.8.D, below. If at any time EBITDA as so measured does not equal or exceed $2,900,000.00, any outstanding Working Capital Advances in excess of $8,000,000.00 ("Excess Borrowing") shall be immediately due and payable, and shall be immediately repaid by Borrower. Failure to repay Excess Borrowing shall be an Event of Default hereunder.

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                        D. In no event will the outstanding aggregate of the
            Working Capital Advances, including the face amount of all outstanding Letters of Credit exceed $9,000,000.00 or such lesser amount as maybe advanced pursuant to subparagraph C, above."

            B. PARAGRAPH 1.6, MATURITY DATE, IS AMENDED AS FOLLOWS:

                        "1.6 -- Maturity Date. The Loan is payable in full on
            September 28, 2007 (the "Revolving Loan Maturity Date")."

            C. PARAGRAPH 5.8, FINANCIAL COVENANTS, IS AMENDED BY THE ADDITION OF THE FOLLOWING SUBPARAGRAPH D, AS FOLLOWS:

                        "D. EBITDA. Borrower shall determine and test earnings
            before interest, taxes, depreciation and amortization ("EBITDA") on a rolling four-quarter basis, looking back at the immediately preceding four fiscal quarters. If at any time EBIDTA on a rolling four-quarter basis is less than $2,900,000.00, Working Capital Advances shall not exceed $8,000,000.00, as provided in Paragraph 1.1.C, above. This covenant shall be tested as of the end of each fiscal quarter."

            D. SECTION 6, DEFAULTS, IS AMENDED BY THE ADDITION OF CLAUSE (XI), AS FOLLOWS:

                        "(XI) failure to repay immediately any Excess Borrowing
            as hereinabove defined in Paragraph 1.1.C."

            E. In all other respects, the Loan Agreement is ratified and affirmed and continues in full force and effect.

III. MODIFICATION OF LOAN AGREEMENT AND LOAN DOCUMENTS

            A. The Loan Agreement and Loan Documents are modified to the extent required to incorporate the Increased Revolving Loan, the changed Maturity Date, and the modification to the Loan Agreement. All references in the Loan Documents to "Revolving Loan" shall mean the Increased Revolving Loan; all references to "Revolving Note" or "Note" shall mean the Increased Note; all references to Maturity Date or Revolving Loan Maturity Date shall mean September 28, 2007.

            B. In all other respects, the Loan Documents are ratified and affirmed and continue in full force and effect.

IV. MODIFICATION AND REAFFIRMATION OF GUARANTY

            Birmingham H2O and Eastern each hereby consent to the Increased Revolving Loan, the extension of the Maturity Date and the modifications contained herein and hereby ratify and confirm: (a) that it unconditionally reaffirms to Bank its obligations under Birmingham H2O

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Guaranty, and (b) Borrower's Obligations include, without limitation, the
Increased Note and Loan Documents, as modified hereby. Birmingham H2O and Eastern each acknowledge that its reaffirmation and ratification of the Guaranty is a material inducement for Bank to enter into this Agreement and that Bank would not do so without said reaffirmation and ratification. This Agreement, the Birmingham H2O Guaranty and the Eastern Guaranty are Birmingham H20's and Eastern's valid and binding obligations, respectively, enforceable against Birmingham H2O and Eastern in accordance with their terns.

V. REAFFIRMATION

            A. Subject to the amendments and modifications set forth in this Agreement and in the other documents and instruments executed and delivered this day in connection with the Revolving Loan, (i) each Borrower and Guarantor adopts, publishes and reaffirms all of the representations, warranties and covenants (both affirmative and negative) and indemnities and waivers made by such Borrower or Guarantor, as the case may be, contained in the Loan Agreement and each of the Loan Documents, and (ii) all of the representations and warranties set forth in the Loan Agreement and the Loan Documents are true and correct as if made on behalf of each Borrower and Guarantor on the date hereof.

            B. Each Borrower and Guarantor represents, acknowledges and affiiins that it has no claim, defense, offset or counterclaim whatsoever against Bank with respect to the Note, the Loan Agreement, any Loan Document, or any document evidencing or securing any Loan or the modifications made herein, and that Bank is relying on this representation in agreeing to said modifications. Each Borrower and Guarantor further acknowledges that Bank would not agree to said modifications unless each Borrower and Guarantor made the representations contained in this paragraph and elsewhere in this Agreement freely and willingly, after due consultation with its attorneys. Each Borrower and Guarantor further represents that this Agreement and all of the Loan Documents executed by it are its valid and binding obligations and enforceable in accordance with their terms. Each Borrower and Guarantor further represents that no Event of Default (as defined in the Loan Agreement or any of the Loan Documents) has occurred nor, to its knowledge, has there occurred any event or condition which, with notice or the passage of time or both would constitute an Event of Default.

            C. In furtherance of the immediately preceding paragraph, the Borrower and Guarantor hereby release and forever discharge the Bank, its officers, agents, successors and assigns, from any and all claims, actions, causes of action, obligations and liabilities of any kind known or unknown which the Borrower or Guarantor or any of them has or may have as of the date hereof whether relating to the Note, the Loan Agreement or any Loan Document or any of the transactions contemplated hereby or consummated in connection herewith, or any negotiations in connection with any of the foregoing.

            D. The parties agree that nothing contained herein shall in any way impair the Note, the Loan Agreement or any other Loan Document, or any document evidencing or securing the Revolving Loan. The parties further agree that nothing contained herein or modified pursuant to this Agreement shall affect or be construed to release or affect the liability of any other party or

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parties who may now or hereafter be liable under, pursuant to, or on account of any Loan Document.

            E. Each Borrower and Guarantor affirms its understanding of the Events of Default enumerated in Section 6 of the Loan Agreement, as herein modified.

            F. Except as modified by this Agreement and by the other documents and instruments executed and delivered in connection herewith, the Loan Documents including all Exhibits and Schedules thereto shall remain unchanged and in full force and effect. Borrower shall keep and perfonn all of the terms and agreements contained therein.

            G. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors and assigns. This Agreement shall be construed in accordance with the laws of the State of Connecticut and may only be amended in writing.

            H. This Agreement may be signed in one or more counterparts all of which shall constitute one document.

            IN WITNESS WHEREOF, the parties hereto have caused this Fourth Modification and Reaffirmation Agreement to be duly executed as of the day and year first above written.


Signed, Sealed and Delivered             BANK:
In the Presence of:                      CITIZENS BANK OF CONNECTICUT

                                         By: /s/ Paul M. Canelli
-----------------------------                --------------------------
                                             Paul M. Canelli
                                             Its Vice President
-----------------------------

                                         BORROWER:
                                         BIRMINGHAM UTILITIES, INC.

                                         By: /s/ John S. Tomac
-----------------------------                --------------------------
                                             John S. Tomac
                                             Its President
-----------------------------


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                                         GUARANTOR

                                         BIRMINGHAM H2O SERVICES, INC.

                                         By: /s/ John S. Tomac
                                             --------------------------
                                             John S. Tomac
                                             Its President


                                         EASTERN CONNECTICUT REGIONAL
                                         WATER COMPANY, INC.

                                         By: /s/ John S. Tomac
                                             --------------------------
                                             John S. Tomac
                                             Its President



STATE OF CONNECTICUT)
                    ) ss: New Haven                             October 30, 2006
COUNTY OF NEW HAVEN )

            Personally appeared Paul M. Canelli, Vice President of Citizens Bank of Connecticut, hereunto duly authorized, signer and sealer of the foregoing instrument, and acknowledged the s.ame to be his/her free acts and deed, and the free act and deed of said banking association before me.


                                             -----------------------------
                                             Notary Public
                                             My Commission Expires:


STATE OF CONNECTICUT)
                    ) ss: New Haven,                            October 30, 2006
COUNTY OF NEW HAVEN )

            Personally appeared John S. Tomac, President of Birmingham Utilities, Inc., a Connecticut corporation, signer and sealer of the foregoing instrument and acknowledged the sane to be his free act and deed as such president and the free act and deed of said corporation, before me.


                                             -----------------------------
                                             Commissioner of the Superior Court
                                             Notary Public
                                             My Commission Expires:


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STATE OF CONNECTICUT)
                    ) ss: New Haven,
COUNTY OF NEW HAVEN )

            Personally appeared John S. Tomac, President of Birmingham H2O Services, Inc., a Connecticut corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such president and the free act and deed of said corporation, before me.



                                             -----------------------------
                                             Commissioner of the Superior Court
                                             Notary Public
                                             My Commission Expires:








STATE OF CONNECTICUT)
                    ) ss: New Haven,                            October 30, 2006
COUNTY OF NEW HAVEN )

            Personally appeared John S. Tomac, President of Eastern Connecticut Regional Water Company, Inc., a Connecticut corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed of said corporation, before me.




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